--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.38
--------------------------------------------------------------------------------

------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.
                                           Report Number: 7          Page 1 of 3
                                                          -

                      Debtor.              For the period FROM: June 1, 2001
                                                         TO:   June 30, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 7             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------

         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------



3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          ------      -----------------    -------     ---       -------------
          See attachment                                         None



         *Explanation for Non-Payment: Per Stipulation with Volvo a prepetition payment was made in June


4.       Tax Liability:
                     Gross Payroll Expense for Period:           $See attachment
                                                                  --------------
                     Gross Sales for Period Subject to Sales Tax $0.00
                                                                  --------------

                                                                   Post-Petition
                                                                    taxes Still
                                       Date Paid   Amount Paid*        Owing
                                       ---------   ------------    ------------

Federal Payroll and Withholding Taxes              See attachment See attachment
State Payroll and Withholding Taxes                See attachment See attachment
State Sales and Use Taxes                 None
Real Property Taxes*****                           See attachment


    ****Includes personal property tax     * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.


5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE  ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 7             Page 3 of 3
--------------------------------------------------------------------------------

6.       Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------

7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                   See attachment
--------------------------------------------------------------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 398,138.50    $  3,750.00      Feb 9, 2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001            $2,413,400      $  7,500.00      May 3, 2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.

Dated:       July 24,  2001
             --------------

                                                 /s/ Eugene W. Tidgewell
                                                 ------------------------------
                                                 Debtor in Possession or Trustee

                            USA BIOMASS CORPORATION
                                 PROFIT & LOSS
                                   JUNE 2001


                                                                    Jun 01
                                                                 -------------
      Ordinary Income/Expense
              Income
                  4000 - TRANSPORTATION                            967,103.07
                                                                 -------------
              Total Income                                         967,103.07

              Cost of Goods Sold
                  5007 - DISPOSAL FEES                              30,283.62
                  5200 -  DRIVER COST
                      5210 - DRIVER WAGES                          231,463.29
                      5220 - DRIVER PAYROLL TAXES                   18,551.61
                      5240 - DRIVER SUPPLIES                           418.87
                      5250 - DRIVER UNIFORMS                           733.60
                      5260 - DRUG TESTS                                480.00
                      5270 - SAFETY MEETING                            574.63
                                                                 -------------
                  Total 5200 - DRIVER COST                         252,222.00

                  5300 -  INSURANCE
                      5310 - MEDICAL                                 6,481.76
                      5320 - LIABILITY                              29,130.01
                      5330 - WORKERS' COMPENSATION                  44,313.05
                                                                 -------------
                  Total 5300 - INSURANCE                            79,924.82

                  5350 -  GREENWASTE PAYROLL COSTS
                      5351 - WAGES                                  48,252.97
                      5352 - PAYROLL TAXES                           4,122.40
                                                                 -------------
                  Total 5350 - GREENWASTE PAYROLL COSTS             52,375.37

                  5410 - EQUIPMENT RENTAL                              150.00
                  5500 - FUEL                                      147,566.07
                  5520 - SHOP TOOLS                                    294.94
                  5600 - REGISTRATION                               17,668.22
                  5700 -  REPAIR & MAINTENANCE
                      5710 - MECHANIC WAGES                         39,932.87
                      5715 - PAYROLL TAXES - MECHANIC                3,252.62
                      5720 - TIRES                                  16,972.68
                      5725 - TIRE SERVICE                            5,162.36
                      5730 - TRUCK MAINTENANCE                       7,994.27
                      5735 - TRUCK REPAIR- PARTS                    26,264.98
                      5745 - TRAILER REPAIRS                           367.00
                      5750 - TRUCK WASH                              3,515.00
                      5700 - REPAIR & MAINTENANCE - Other          -14,805.06
                                                                 -------------
                  Total 5700 - REPAIR & MAINTENANCE                 88,656.72

                  5810 - SUBHAULING                                 16,473.00
                  5850 - TICKET                                      2,279.00
                  5900 - TOWING                                        375.00
                                                                 -------------
              Total COGS                                           688,268.76
                                                                 -------------

          Gross Profit                                             278,834.31

                            USA BIOMASS CORPORATION
                                 PROFIT & LOSS
                                   JUNE 2001


                                                                    Jun 01
                                                                 -------------
              Expense
                  5805 - SALES EXPENSE                                 500.00
                  6005 - ADMINISTRATIVE EXPENSES                     4,355.00
                  6020 -  AUTO EXPENSES
                      6021 - ALLOWANCE                               1,900.00
                      6022 - GAS & OIL                                 595.55
                      6023 - REPAIR & MAINTENANCE                       91.01
                      6020 - AUTO EXPENSES - Other                       2.25
                                                                 -------------
                  Total 6020 - AUTO EXPENSES                         2,588.81

                  6045 - BAD DEBT EXPENSE                              195.09
                  6050 - BANK CHARGES                                  588.49
                  6110 - CORPORATE ALLOCATION                      -33,894.92
                  6175 - DIRECTORS AND OFFICERS INSURANC             6,381.68
                  6200 - DUES AND SUBSCRIPTIONS                        265.00
                  6500 - PROFESSIONIAL FEES                            504.00
                  6501 - POST PETITION LEGAL FEES                    3,777.91
                  6510 - MAINTENANCE                                 1,161.96
                  6530 - MEDICAL INSURANCE                           2,451.52
                  6540 - MISCELLANEOUS                              -5,607.00
                  6550 - OFFICE FORMS                                  298.79
                  6570 - OFFICE SUPPLIES                             2,223.66
                  6580 - OFFICE WAGES                               47,900.98
                  6585 - PAYROLL TAXES - OFFICE                      3,809.38
                  6700 - PERMITS                                       120.00
                  6710 - POSTAGE & DELIVERY                          1,748.63
                  6730 - PROPERTY TAXES                              3,915.52
                  6740 - SECURITY WAGES                              1,500.00
                  6745 - PAYROLL TAXES - SECURITY                      119.25
                  6750 - SUPERVISORS                                31,645.10
                  6755 - PAYROLL TAXES - SUPERVISORS                 2,429.13
                  6756 - RENT                                       12,050.00
                  6850 -  TRAVEL & ENTERTAINMENT
                      6852 - LODGING                                    78.44
                      6853 - MEALS                                       9.94
                                                                 -------------
                  Total 6850 - TRAVEL & ENTERTAINMENT                   88.38

                  6900 -  UTILITIES
                      6920 - ELECTRIC                                1,864.05
                      6940 - TELEPHONE                              14,783.57
                      6950 - WATER                                     779.43
                      6960 - WASTE                                     338.84
                      6970 - PEST CONTROL                              220.00
                                                                 -------------
                  Total 6900 - UTILITIES                            17,985.89
                                                                 -------------

              Total Expense                                        109,102.25
                                                                 -------------

      Net Ordinary Income                                          169,732.06

                            USA BIOMASS CORPORATION
                                 PROFIT & LOSS
                                   JUNE 2001


                                                                    Jun 01
                                                                 -------------
      Other Income/Expense
          Other Income
              7000 -  OTHER INCOME
                  7020 - RENTAL INCOME                               7,874.18
                                                                 -------------
              Total 7000 - OTHER INCOME                              7,874.18
                                                                 -------------

          Total Other Income                                         7,874.18

          Other Expense
              8500 -  DEBT SERVICE
                  8515 - BANCO POPULAR LOC                           4,552.04
                  8516 - BANCO POPULAR MTG                           8,098.00
                  8520 - CIT                                         7,783.44
                  8530 - GE CAPITAL FLEET SERVICES                   1,323.34
                  8540 - GENERAL MOTORS ACCEPTANCE                     671.13
                  8545 - INTERNAL REVENUE SERVICE                    1,800.00
                  8550 - LEE FINANCIAL SERVICES                     18,540.60
                  8555 - PROVIDENT BANK LOC                          1,000.00
                  8560 - THE ASSOCIATES                             89,468.64
                  8570 - SUNSET                                      8,900.00
                  8580 - VOLVO COMMERCIAL FINANCE                    8,052.46
                  8500 - DEBT SERVICE - Other                      -20,000.00
                                                                 -------------
              Total 8500 - DEBT SERVICE                            130,189.65
                                                                 -------------

          Total Other Expense                                      130,189.65
                                                                 -------------

      Net Other Income                                            -122,315.47
                                                                 -------------

Net Income                                                          47,416.59
                                                                 =============

                             USA BIOMASS CORPORATION
                               A/R AGING SUMMARY
                              AS OF JUNE 30, 2001

                                                  Current        1 - 30        31 - 60      61 - 90        > 90          TOTAL
                                                -----------   ------------   -----------   ---------   -----------   -------------
A GROWING CONCERN                                  2,437.31         912.72      1,034.83    2,090.59        671.77        7,147.22
ARBOR CARE                                         1,362.81         212.40          0.00        0.00          0.00        1,575.21
ASPLUNDH                                           3,598.85           0.00          0.00        0.00      5,369.92        8,968.77
BLT                                                    0.00           0.00          0.00        0.00      5,550.00        5,550.00
BURRTEC                                           37,254.50      44,418.65          0.00        0.00          0.00       81,673.15
CALIFORNIA ARBORIST                                  810.26         922.99          0.00        0.00          0.00        1,733.25
CLAREMONT                                         13,139.28           0.00          0.00        0.00          0.00       13,139.28
COMMERCE, CITY OF                                     88.46           0.00          0.00        0.00          0.00           88.46
COUNTY SANITATION LA                              62,769.03           0.00          0.00        0.00          0.00       62,769.03
CRT                                                2,645.00       1,265.00          0.00        0.00          0.00        3,910.00
DART                                               2,700.00       6,400.00          0.00        0.00          0.00        9,100.00
DMS LANDSCAPE SERVICES                                65.60           0.00          0.00        0.00          0.00           65.60
JACKSON DISPOSAL                                   1,021.23         777.27          0.00        0.00        282.04        2,080.54
KNUDSEN GRADING CO.                                    0.00       1,226.13        841.11      407.46          0.00        2,474.70
LAWRENCE LANDSCAPE                                    87.62           0.00         71.10        0.00          0.00          158.72
MARIPOSA                                           1,011.48           0.00          0.00        0.00          0.00        1,011.48
MAYFIELD ENTERPRISES                                  89.98           0.00          0.00        0.00          0.00           89.98
MISSION LANSCAPING                                   934.70           0.00         73.15        0.00          0.00        1,007.85
POTENTIAL                                         56,835.00      39,200.00          0.00        0.00          0.00       96,035.00
QUALITY                                           15,540.00       9,500.00     10,300.00    3,600.00          0.00       38,940.00
SANTA FE SPRINGS                                     118.89           0.00          0.00        0.00          0.00          118.89
STONETREE LANDSCAPE                                  697.09           0.00          0.00        0.00          0.00          697.09
SUNSET                                            77,585.19     165,162.30      8,920.77        0.00          0.00      251,668.26
TOTAL LANSCAPE MAINTENANCE                         1,097.02         196.92        238.29        0.00          0.00        1,532.23
TRIMMING LAND                                          0.00         267.59          0.00        0.00          0.00          267.59
WASTE CARSON                                     185,674.00     100,594.20          0.00        0.00          0.00      286,268.20
WASTE MANAGEMENT OF THE INLAND EMPIRE             52,407.21           0.00          0.00        0.00          0.00       52,407.21
WASTE SOUTH GATE                                 109,857.00          56.00          0.00        0.00          0.00      109,913.00
WEST VALLEY MRF. LLC.                             52,420.22           0.00          0.00        0.00          0.00       52,420.22
WHITTIER                                           3,133.24       1,078.36          0.00        0.00          0.00        4,211.60
WTR                                                    0.00           0.00          0.00      460.15          0.00          460.15
YUKON                                              6,427.30           0.00          0.00        0.00          0.00        6,427.30
                                                 -----------   ------------   -----------   ---------   -----------   -------------
TOTAL                                            691,808.27     372,190.53     21,479.25    6,558.20     11,873.73    1,103,909.98
                                                ===========   ============   ===========   =========   ===========   =============

                             USA BIOMASS CORPORATION
                               A/P AGING SUMMARY
                              AS OF JUNE 30, 2001




                                                      Current        1 - 30       31 - 60       61 - 90       > 90         TOTAL
                                                    ------------   -----------   -----------   -----------   --------   ------------
"Y" TIRE SALES                                        15,834.58          0.00          0.00          0.00       0.00      15,834.58
@ROAD, Inc.                                            5,514.00          0.00          0.00          0.00       0.00       5,514.00
ABC DISTRIBUTING, Inc.                                    40.05          0.00          0.00          0.00       0.00          40.05
AIRBORNE EXPRESS                                          53.87          0.00          0.00          0.00       0.00          53.87
AIRGAS - WEST                                             16.80          0.00          0.00          0.00       0.00          16.80
BETTS TRUCK PARTS                                        313.80      3,463.62          0.00          0.00       0.00       3,777.42
BOWNE OF LOS ANGELES, Inc.                                 0.00        504.00          0.00          0.00       0.00         504.00
BULL'S TRUCK WASH                                          0.00         60.00          0.00          0.00       0.00          60.00
C & R TIRES & SERVICES, Inc.                               0.00        136.13          0.00          0.00       0.00         136.13
CAPITAL ONE, F.S.B.                                      348.59          0.00          0.00          0.00       0.00         348.59
CITY OF SANTA FE SPRINGS                                 120.00          0.00          0.00          0.00       0.00         120.00
COLONIAL LIFE & ACCIDENT INSURANCE CO.                 2,876.84      2,876.84          0.00          0.00       0.00       5,753.68
CORPORATE EXPRESS                                        416.60          0.00          0.00          0.00       0.00         416.60
COSBY OIL COMPANY, Inc.                                3,570.45          0.00          0.00          0.00       0.00       3,570.45
COURT TRUSTEE                                            734.72          0.00          0.00          0.00       0.00         734.72
DELUXE BUSINESS FORMS AND SUPPLIES                       298.79          0.00          0.00          0.00       0.00         298.79
DEPT. OF CHILD SUPPORT SERVICES                          417.24          0.00          0.00          0.00       0.00         417.24
DYNAMITE STUMP GRINDING                                    0.00        150.00          0.00          0.00       0.00         150.00
EAGLE RADIATOR SERVICE                                   700.00          0.00          0.00          0.00       0.00         700.00
F. TRUCK REPAIR                                        6,516.89          0.00          0.00          0.00       0.00       6,516.89
FIVE STAR GAS AND GEAR                                   153.00          0.00          0.00          0.00       0.00         153.00
FONTANA WATER COMPANY                                    263.17          0.00          0.00          0.00       0.00         263.17
FROG ENVIRONMENTAL                                       300.00          0.00          0.00          0.00       0.00         300.00
GEORGE R. FARQUAR                                          0.00      4,962.00          0.00          0.00       0.00       4,962.00
IMPERIAL PREMIUM FINANCE, Inc.                         6,381.68          0.00          0.00          0.00       0.00       6,381.68
INTERSTATE FILTRATION SERVICES, Inc.                     299.84      1,271.43          0.00          0.00       0.00       1,571.27
IRELL & MANELLA LLP                                        0.00     51,227.12     22,666.80     89,216.63       0.00     163,110.55
JOSEPHINE F. SANCHEZ                                     150.69          0.00          0.00          0.00       0.00         150.69
KATHLEEN REESE                                         3,413.89          0.00          0.00          0.00       0.00       3,413.89
LA LUBE, Inc.                                          5,812.00     -2,000.00          0.00          0.00       0.00       3,812.00
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP                 3,777.91     10,520.86     20,198.25          0.00       0.00      34,497.02
LITTLER MENDELSON, P.C.                                  825.00        125.00          0.00          0.00       0.00         950.00
MANHATTAN MEDICAL                                        480.00          0.00          0.00          0.00       0.00         480.00
MARIA DEL CARMAN MILLAN                                  418.85          0.00          0.00          0.00       0.00         418.85
NEXTEL COMMUNICATIONS                                  8,249.35          0.00          0.00          0.00       0.00       8,249.35
NORCAL/San Bernardino, Inc.                           27,879.57     20,756.73          0.00          0.00       0.00      48,636.30

                             USA BIOMASS CORPORATION
                               A/P AGING SUMMARY
                              AS OF JUNE 30, 2001




                                                      Current        1 - 30       31 - 60       61 - 90       > 90         TOTAL
                                                    ------------   -----------   -----------   -----------   --------   ------------
PRINTING SOLUTIONS                                         0.00          0.00          0.00          0.00    -282.42        -282.42
QUAD SERVICE, Inc.                                     3,948.29          0.00          0.00          0.00       0.00       3,948.29
RAUL V. MARTINEZ                                           0.00      1,665.13          0.00          0.00       0.00       1,665.13
RESERVE ACCOUNT                                            0.00        500.00          0.00          0.00       0.00         500.00
RIVERSIDE COUNTY DISTRICT ATTORNEY                        62.50          0.00          0.00          0.00       0.00          62.50
SAN DIEGO WELDERS SUPPLY, Inc.                           434.95        205.90          0.00          0.00       0.00         640.85
SHERIFF'S DEPARTMENT - LOS ANGELES COUNTY                425.79          0.00          0.00          0.00       0.00         425.79
SOUTHERN CALIFORNIA EDISON                                 0.00      1,464.45          0.00          0.00       0.00       1,464.45
SOUTHERN CALIFORNIA WATER                                 20.28          0.00          0.00          0.00       0.00          20.28
SOUTHERN CALIFORNIA WATER 2                              271.32          0.00          0.00          0.00       0.00         271.32
SUPERIOR COURT,BURBANK                                    76.00          0.00          0.00          0.00       0.00          76.00
SUPERIOR COURT,COUNTY OF ORANGE                          104.00          0.00          0.00          0.00       0.00         104.00
TCI TIRE CENTERS, LLC                                    439.27      2,872.73        444.25          0.00       0.00       3,756.25
TED JOHNSON PROPANE                                      458.24          0.00          0.00          0.00       0.00         458.24
THE SOCO GROUP, Inc.                                  30,442.92         97.17          0.00          0.00       0.00      30,540.09
UNITED PARCEL SERVICE                                      0.56        177.15          0.00          0.00       0.00         177.71
UNIVERSAL WASTE SYSTEMS, Inc.                             88.00          0.00          0.00          0.00       0.00          88.00
USBC PR TAXES                                         37,168.20          0.00          0.00          0.00       0.00      37,168.20
VERIZON                                                1,455.55          0.00          0.00          0.00       0.00       1,455.55
VERIZON CALIFORNIA                                     2,550.92          0.00          0.00          0.00       0.00       2,550.92
YURA TRUCKING                                          9,757.00      6,716.00          0.00          0.00       0.00      16,473.00
ZAPOPAN AUTO REPAIR                                        0.00        195.00        380.00          0.00       0.00         575.00
ZEP MANUFACTURING COMPANY                                260.12          0.00          0.00          0.00       0.00         260.12
                                                    ------------   -----------   -----------   -----------   --------   ------------
TOTAL                                                184,142.08    107,947.26     43,689.30     89,216.63    -282.42     424,712.85
                                                    ============   ===========   ===========   ===========   ========   ============


                             USA BIOMASS CORPORATION
                                   TAXES PAID
                          FOR THE MONTH OF JUNE , 2001


 Type             Date        Num    Name           Memo             Split                            Disb      Deposits    Balance
------------------------------------------------------------------------------------------------------------------------------------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                                         38,946.10
Check            06/06/2001  wire   SANWA BANK                    1003-SANWA PAYROLL TAXES          -31,008.10              7,938.00
General Journal  06/08/2001  6-102                RECORD PAYROLL  1002-SANWA PAYROLL                            29,369.19  37,307.19
Check            06/10/2001  WIRE   SANWA BANK                    1003-SANWA PAYROLL TAXES          -29,038.70              8,268.49
General Journal  06/15/2001  6-103                RECORD PAYROLL  1002-SANWA PAYROLL                            31,352.88  39,621.37
General Journal  06/22/2001  6-104                RECORD PAYROLL  1002-SANWA PAYROLL                            30,075.32  69,696.69
Check            06/22/2001  wire   SANWA BANK                    1003-SANWA PAYROLL TAXES          -30,999.31             38,697.38
Check            06/28/2001  WIRE   SANWA BANK                    1003-SANWA PAYROLL TAXES          -29,751.16              8,946.22
General Journal  06/29/2001  6-105                RECORD PAYROLL  1350-DUE FROM AWT POST PETITION               31,675.79  40,622.01
General Journal  06/30/2001  6-107                RECORD PAYROLL  1350-DUE FROM AWT POST PETITION               31,351.35  71,973.36
                                                                                                    --------------------------------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                                           -120,797.27 153,824.53  71,973.36
                                                                                                    --------------------------------

2021-ACCRUED STATE PAYROLL TAXES                                                                                            5,566.28
Check            06/04/2001  1018   EMPLOYMENT DEVELOPMENT DEPT   1003-SANWA PAYROLL TAXES           -5,550.52                 15.76
General Journal  06/08/2001  6-102                RECORD PAYROLL  1002-SANWA PAYROLL                             5,051.01   5,066.77
Check            06/09/2001  1019   EMPLOYMENT DEVELOPMENT DEPT   1003-SANWA PAYROLL TAXES           -5,051.01                 15.76
General Journal  06/15/2001  6-103                RECORD PAYROLL  1002-SANWA PAYROLL                             5,496.00   5,511.76
General Journal  06/22/2001  6-104                RECORD PAYROLL  1002-SANWA PAYROLL                             5,178.57  10,690.33
Check            06/28/2001  1020   EMPLOYMENT DEVELOPMENT DEPT   1003-SANWA PAYROLL TAXES          -10,620.11                 70.22
General Journal  06/29/2001  6-105                RECORD PAYROLL  1350-DUE FROM AWT POST PETITION                5,492.41   5,562.63
General Journal  06/30/2001  6-107                RECORD PAYROLL  1350-DUE FROM AWT POST PETITION                5,360.40  10,923.03
                                                                                                    --------------------------------
Total 2021-ACCRUED STATE PAYROLL TAXES                                                              -21,221.64  26,578.39  10,923.03
                                                                                                    --------------------------------
PROPERTY TAXES
Check               6/29/01   1980  County of Riverside Treasurer and Tax Collector                 -12,413.84
Check                6/8/01   1894  County of Riverside Treasurer and Tax Collector                  -1,262.36
                                                                                                    ----------
                                                                                                    -13,676.20
                                                                                                    -----------
The Company had to enter into property tax payment agreements on raw land it owns so the property would not be lost in a tax sale. The property has significant equity for the estate.



                               INSURANCE COVERAGE
                               ------------------

                                         AGENT                   COVERAGE                 EXPIRATION                PREMIUM
                CARRIER                   NAME                    AMOUNT                    DATE                 PAID TO DATE

              USBC - Legion           Andreini &                 1,000,000                  9/23/2001                  6/30/2001
              AWT-State Fund          Company                    1,000,000                   6/1/2001                  6/30/2001


              Penn America            Mark Novy                  2,000,000                  9/23/2001                  6/30/2001
              Penn America            Mark Novy
              Penn America            Mark Novy

              Penn America            Mark Novy                  1,000,000                  9/23/2001                  6/30/2001


              Penn America            Mark Novy                  1,000,000                  9/23/2001                  6/30/2001





              Clarendon               Mark Novy                Comp & Collision              3/5/2001                  6/30/2001

              Penn America            Mark Novy                  1,007,497                                             6/30/2001


              Penn America            Mark Novy                  5,000,000                  9/23/2001                  6/30/2001
              General Sec.